UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  June 30, 2011

DYNAMICS RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 001-34135

MASSACHUSETTS	04-2211809
(State or other jurisdiction of Incorporation or organization)	(I.R.S. Employer Identification No.)

TWO TECH DR, ANDOVER, MASSACHUSETTS 01810
(Address of principal executive offices) (Zip Code)

978-289-1500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2011, Dynamics Research Corporation (the “Company”) completed the acquisition of High Performance Technologies, Inc. ("HPTi") for $143 million in cash.   HPTi is a leading provider of high-end technology services, primarily to the federal healthcare and military technology markets.

The terms of the acquisition of HPTi are set forth in the Agreement and Plan of Merger dated June 3, 2011, by and among the Company, DRC-Prize Acquisition, Inc, High Performance Technologies, Inc. (“HPTi”) and the principal equity holders of HPTi, filed as Exhibit 2.1 to the Current Report on Form 8-K on June 8, 2011, and incorporated herein by reference.

The terms of the transaction and the consideration paid by the Company to HPTi were a result of arm’s length negotiations between the Company’s representatives and representatives of HPTi. Prior to the completion of the transaction, neither the Company nor, to the Company’s knowledge, any of its directors and officers and their respective associates had any material relationship with HPTi. The Company used borrowings under financing agreements described in Item 2.03 below to pay the consideration for the acquisition on the closing date.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

See Item 1.01 above.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 30, 2011, the Company established a new credit facility with a $110 million five-year term loan, a $20 million revolving credit facility and $40 million of subordinated debt with a six-year term.  The senior credit facility is led by Bank of America and includes SunTrust Bank and PNC Bank as Lead Arrangers.  The subordinated debt financing was provided by Ares Mezzanine Partners, L.P.

On an ongoing basis, the facility requires the Company to meet certain financial covenants, including maintaining a minimum net worth and certain cash flow and debt coverage ratios. The covenants also limit the Company’s ability to incur additional debt, pay dividends, purchase capital assets, sell or dispose of assets, make additional acquisitions or investments, or enter into new leases, among other restrictions. In addition, the facility provides that the bank group may accelerate payment of all unpaid principal and all accrued and unpaid interest under the facility, upon the occurrence and continuance of certain events of default, including, among others, the following:

•	Any failure by the Company and its subsidiaries to make any payment of principal, interest and other sums due under the facility within five business days of the date when such payment is due;

•	Any breach by the Company or any of its subsidiaries of certain covenants, representations and warranties;

•	Any default and acceleration of any indebtedness owed by the Company or any of its subsidiaries to any person (other than the bank group) which is in excess of $3,000,000;

•
Any final judgment against the Company or any of its subsidiaries in excess of $3,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage);

•	Any bankruptcy (voluntary or involuntary) of the Company or any of its subsidiaries; and

•	Any material adverse change in the business or financial condition of the Company and its subsidiaries; or

•	Any change in control of the Company.

The terms of the facility are more fully described in the Credit Agreement and the Senior Subordinated Loan Agreement, both dated June 30, 2011, which is filed as Exhibit 10.1 and Exhibit 10.3 to this Current Report on Form 8-K, and the related Collateral Agreement, filed as Exhibits 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The required financial statements relating to HPTi are not included in this Report. The Company will file the required financial statements by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(b)	Unaudited Pro Forma Financial Information

The required pro forma financial information is not included in this Report. The Company will file the required pro forma financial information by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

(d)	Exhibits

10.1
Credit Agreement, dated June 30, 2011 among Dynamics Research Corporation, the Borrower, Bank of America, N.A., as Adminstrative Agent, Swing Line Lender and L/C Issuer and The Other Party Hereto, SunTrust Bank and PNC Bank, National Association, as Syndication Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Suntrust Robinson Humphrey, Inc. and PNC Capital Markets LLC, as Joint Lead Arrangers and Joint Book Managers

10.2	Collateral Agreement, dated June 30, 2011, among Dynamics Research Corporation, the Borrower, certain subsidiaries of the borrower and Bank of America, as Adminstrative Agent for the secured parties.

10.3	Senior Subordinated Loan Agreement, dated June 30, 2011, among Dynamics Research Corporation, the Borrower, Ares Mezzanine Partners, L.P., as a Lender and Lead Investor and the other lenders from time to time party hereto

99.1	Press Release dated July 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMICS RESEARCH CORPORATION
(Registrant)

Date: July 7, 2011	/s/ David Keleher
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Exhibit Name	Location
2.1	Agreement and Plan of Merger, dated June 3, 2011, by and among Dynamics Research Corporation, DRC-Prize Acquisition, Inc., High Performance Technologies, Inc. and the principal equity holders named therein.	The Company's Current Report on Form 8-K filed with the SEC on June 6, 2011 (File No. 001-34135)

10.1
Credit Agreement, dated June 30, 2011 among Dynamics Research Corporation, the Borrower, Bank of America, N.A., as Adminstrative Agent, Swing Line Lender and L/C Issuer and The Other Party Hereto, SunTrust Bank and PNC Bank, National Association, as Syndication Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Suntrust Robinson Humphrey, Inc. and PNC Capital Markets LLC, as Joint Lead Arrangers and Joint Book Managers
Filed herewith

10.2	Collateral Agreement, dated June 30, 2011, among Dynamics Research Corporation, the Borrower, certain subsidiaries of the borrower and Bank of America, as Adminstrative Agent for the secured parties.	Filed herewith

10.3	Senior Subordinated Loan Agreement, dated June 30, 2011, among Dynamics Research Corporation, the Borrower, Ares Mezzanine Partners, L.P., as a Lender and Lead Investor and the other lenders from time to time party hereto	Filed herewith

99.1	Press Release dated July 5, 2011	Furnished herewith*

__________________________

*   Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.